Exhibit 99.1
Fluence Energy, Inc. Announces Executive Transition
Fluence Appoints Ahmed Pasha as Chief Financial Officer
Fluence Expects to Meet or Exceed Guidance for Fiscal Year 2023 Revenues and Adjusted Gross Profit; Announces Fourth Quarter 2023 Earnings Release Date
ARLINGTON, Va., November 16, 2023 (GLOBE NEWSWIRE) – Fluence Energy, Inc. (Nasdaq: FLNC) (“Fluence” or the “Company”), a leading global provider of energy storage products and services, and optimization software for renewables and storage, today announced that Ahmed Pasha will succeed Manavendra Sial (Manu) as Senior Vice President and Chief Financial Officer of the Company, effective January 1, 2024.
Mr. Pasha has most recently served as Chief Financial Officer of the US Utilities and Conventional Generation business for The AES Corporation (NYSE: AES) from 2022 to the present. Prior to that role, Mr. Pasha served as Vice President, Global Treasurer and Head of Investor Relations for AES, during a period when AES undertook a significant transformation into a renewables-focused growth story. Over the course of his nearly 30-year career with AES, he served in numerous management positions in finance, treasury, investor relations and business development in the United States, Asia and Europe.
Mr. Pasha commented, “I am thrilled to join Fluence at a time when the energy transition is achieving critical momentum, which presents so much opportunity for the Company and for energy storage in general. I look forward to helping Fluence achieve its ambitious growth and profitability goals, increase shareholder value, and deliver on its mission to transform the way we power our world.”
Julian Nebreda, Fluence’s President and Chief Executive Officer said, “I am delighted to welcome Ahmed to Fluence as he is a successful, deeply experienced leader in the energy industry. He has a proven track record of leading complex businesses, developing and executing on strategic initiatives to create value, and has significant experience in developing teams and building the necessary infrastructure and systems to support growth. Ahmed knows the Fluence story well through his treasury and investor relations role at AES, where he cultivated strong relationships with investors and financial institutions. He will be a powerful asset for Fluence as we drive growth and achieve our path to profitability.”
Mr. Nebreda continued, “On behalf of the entire team at Fluence, I would like to thank Manu for his contribution to Fluence. He has played a valuable role in building out the company’s finance, IT and risk management programs, and we wish him all the best in the next chapter of his career.”
Mr. Sial departs Fluence to become Chief Financial Officer for a large automotive components and systems manufacturer with over 70,000 employees at more than 200 sites worldwide. Mr. Sial commented, “I appreciate the opportunity provided by Julian and the Fluence Board of Directors to contribute to Fluence's leadership. Though the decision to journey into a different sector was tough, I am confident that I am leaving Fluence with a strong balance sheet and in excellent financial standing.”
Fiscal Year 2023 Guidance, Q4 Earnings Release and Conference Call
Fluence expects to meet or exceed its fiscal year 2023 guidance for revenues of $2.0 billion to $2.1 billion and for Adjusted gross profit1 of $117 million to $132 million.
Mr. Nebreda commented, “We continue to see a strong utility scale energy storage market as evident by our ability to meet or exceed our 2023 guidance. More importantly, we are encouraged by the increasing number of opportunities we see for 2024 and beyond.”
Conference Call Information
The Company also announced today that it will report earnings for the fourth quarter and fiscal year ended September 30, 2023 on Tuesday, November 28, 2023, after market close.
The Company will conduct a teleconference starting at 8:30 a.m. EST on Wednesday, November 29, 2023, to discuss the results. To participate, analysts are required to register by clicking Fluence Energy Q4 Earnings Call Registration Link Once registered, analysts will be issued a unique PIN number and dial-in number. Analysts are encouraged to register at least 15 minutes before the scheduled start time.
General audience participants, and non-analysts are encouraged to join the teleconference in a listen-only mode at: Listen-Only Webcast Link, or on http://Fluenceenergy.com by selecting Investors, News & Events, and Events & Presentations. Supplemental materials that may be referenced during the teleconference will be available at: www.fluenceenergy.com, by selecting Investors, News & Events, and Events & Presentations.
A replay of the conference call will be available after 1 p.m. on Wednesday, November 29, 2023. The replay will be available on the company’s website at http://Fluenceenergy.com by selecting Investors, News & Events, and Events & Presentations.
Non-GAAP Financial Measures
We present our operating results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). We believe certain non-GAAP financial measures, such as Adjusted Gross Profit, provide users of our financial statements with supplemental information that may be useful in evaluating our operating performance. We believe that such non-GAAP measures, when read in conjunction with our operating results presented under GAAP, can be used to better assess our performance from period to period and relative to performance of other companies in our industry, without regard to financing methods, historical cost basis or capital structure. Such non-GAAP measures should be considered as a supplement to, and not as a substitute for, financial measures prepared in accordance with
1 Non-GAAP Financial Metric. See “Non-GAAP Financial Measures” for explanation why we cannot provide a quantitative reconciliation of Adjusted Gross Profit on a forward-looking basis within this press release.

GAAP. These measures have limitations as analytical tools, including that other companies, may calculate these measures differently, reducing their usefulness as comparative measures.
Adjusted Gross Profit (Loss) is calculated using gross profit (loss), adjusted to exclude (i) stock-based compensation expenses, (ii) amortization (iii) certain other income or expenses and (iv) non-recurring income or expenses.
The Company is not able to provide a quantitative reconciliation of fiscal year 2023 Adjusted Gross Profit guidance on a forward-looking basis within this press release because of the uncertainty around certain items that may impact forward-looking Adjusted Gross Profit which are not within our control or cannot be reasonably predicted without unreasonable effort.
About Fluence
Fluence Energy, Inc. (Nasdaq: FLNC) is a global market leader in energy storage products and services, and optimization software for renewables and storage. With a presence in over 47 markets globally, Fluence provides an ecosystem of offerings to drive the clean energy transition, including modular, scalable energy storage products, comprehensive service offerings, and the Fluence IQ Platform, which delivers AI-enabled SaaS products for managing and optimizing renewables and storage from any provider. Fluence is transforming the way we power our world by helping customers create more resilient and sustainable electric grids.
For more information, visit our website, or follow us on LinkedIn or Twitter. To stay up to date on the latest industry insights, sign up for Fluence's Full Potential Blog.
Forward-Looking Statements
The statements described herein that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding expectations regarding fiscal year 2023 guidance for revenues and Adjusted gross profit, timing of the leadership transition, expectations as to the priorities management will pursue and the impact of management changes on our business, operations and financial results. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this presentation, words such as such as “may,” “possible,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. and variations thereof and similar words and expressions are intended to identify such forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments, as well as a number of assumptions concerning future events, and their potential effects on our business. These forward-looking statements are not guarantees of performance, and there can be no assurance that future developments affecting our business will be those that we have anticipated. These forward-

looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, which include, but are not limited to, factors set forth under Part I, Item 1A.“Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022, filed with the Securities and Exchange Commission (“SEC”) on December 14, 2022 and in other filings we make with the SEC from time to time. New risks and uncertainties emerge from time to time and it is not possible for us to predict all such risk factors, nor can we assess the effect of all such risk factors on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements made in this press release. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that occur, or which we become aware of, after the date hereof, except as otherwise may be required by law.

Media Contact
Shayla Ebsen, Director of Communications
Email: media.na@fluenceenergy.com
Phone: +1 (605) 645-7486

Analyst Contact
Lexington May, Vice President, Finance & Investor Relations
Email: investorrelations@fluenceenergy.com
Phone: +1 (713) 909-5629
4